Exhibit 32.1

Community Healthcare Trust Incorporated
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Community Healthcare Trust Incorporated (the "Company") for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Wallace, Chief Executive Officer and President of the Company, and I, W. Page Barnes, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 12, 2015

/s/ Timothy G. Wallace
Timothy G. Wallace
Chief Executive Officer and President

/s/ W. Page Barnes
W. Page Barnes
Executive Vice President and Chief Financial Officer